  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2025 (January 15, 2025)

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10th Floor, Tower A, No. 68 First Helong Road Baiyun District, Guangzhou City, Guangdong Province, CN 510440
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	NASDAQ Capital Market

1.01 Entry into a Material Definitive Agreement.

On January 15, 2025, ZW Data Action Technologies Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement 1”) with Eternity Star Development Limited, a British Virgin Island company (BVI company number: 1145962)(the “Purchaser 1”), pursuant to which the Purchaser 1 agreed to purchase 119,100 shares of common stock of the Company, par value $0.001 per share for an aggregate purchase price of US$250,110, representing a purchase price of US$2.1 per share. The closing shall take place on the date mutually agreed by the parties, subject to the closing conditions contained in the Agreement 1. On the date that the Agreement 1 was signed, the Purchaser 1 also entered into a lock-up agreement with the Company, whereby the Purchaser 1 agreed not to transfer the shares until six-month anniversary of the date of the Agreement 1.

On January 17, 2025, the Company entered into a Securities Purchase Agreement (the “Agreement 2”) with Chaucer Investment & Consulting Limited, a Hong Kong business company (Business Registration Number: 50180682)(the “Purchaser 2”), pursuant to which the Purchaser 2 agreed to purchase 119,100 shares of common stock of the Company, par value $0.001 per share for an aggregate purchase price of US$250,110, representing a purchase price of US$2.1 per share. The closing shall take place on the date mutually agreed by the parties, subject to the closing conditions contained in the Agreement 2. On the date that the Agreement 2 was signed, the Purchaser 2 also entered into a lock-up agreement with the Company, whereby the Purchaser 2 agreed not to transfer the shares until six-month anniversary of the date of the Agreement 2.

Copies of the securities purchase agreements and the lock-op agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. The shares were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulations D and S promulgated thereunder as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated January 15, 2025
10.2	Lock-Up Agreement, dated January 15, 2025
10.3	Securities Purchase Agreement, dated January 17, 2025
10.4	Lock-up Agreement, dated January 17, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZW DATA ACTION TECHNOLOGIES INC.

Dated: January 21, 2025

	By:	/s/ Handong Cheng
Name: Handong Cheng
Title: Chief Executive Officer and Acting Chief Financial Officer